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RAE Systems Inc.
RAE Systems Inc.
(AMEX: RAE)
(AMEX: RAE)
Bob Chen, President & CEO
Bob Chen, President & CEO
Don Morgan, Vice President & CFO
Don Morgan, Vice President & CFO
Bob Durstenfeld, Dir., Corp. Marketing
Bob Durstenfeld, Dir., Corp. Marketing
Investor Conference
Investor Conference
Exhibit 99.1

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Safe Harbor Statement
Safe Harbor Statement
This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning  of the
Private Litigation Reform Act of 1995.  Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management.  Words such as “outlook”, “believes” , “expects”, “appears”, “may”,
“will”, “should”, “anticipates” , or the negative thereof or comparable terminology, are intended to identify such forward looking statements.  Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of
events that have not yet occurred, is a forward-looking statement.   Forward-looking
statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward- looking statements.
Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC.  Many of such factors relate to events and circumstances that are beyond our control.  You should not place undue reliance on forward- looking statements.

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Our Business
Our Business
PRODUCTS
Detect toxic gases &
Detect toxic gases &
radiological agents
radiological agents
Portable
Portable
Rugged
Rugged
Battery operated
Battery operated
SYSTEMS
Provide integrated &
Provide integrated &
actionable threat
actionable threat
information
information
Wireless networks
Wireless networks
Remote monitoring / Web
Remote monitoring / Web
Integrated data
Integrated data (GPS, weather)
Application-specific system SW
Application-specific system SW

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Markets
Markets
Homeland Security
Homeland Security
Military
Military
First Responders
First Responders
Public Venue
Public Venue
Protection
Protection
Port / Border
Port / Border
Security
Security
Industrial / Environmental Safety & Hygiene
Industrial / Environmental Safety & Hygiene
Confined Space
Confined Space
Hazardous Waste
Hazardous Waste
Oil & Gas
Oil & Gas
Environmental
Environmental
Monitoring
Monitoring

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Customers
Customers
Regulatory
Economic
Purchase
Purchase
Drivers
Drivers
Health & Safety
Security
Health & Safety
Security
Government
Government
Enterprise
Enterprise

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RAE Systems Business Segments
RAE Systems Business Segments
Portables
Portables
Integrated Wireless Systems
Integrated Wireless Systems
Components & Accessories
Components & Accessories
Services
Services

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Business Mix -
Business Mix -
2004
2004
Portables
Portables
48%
48%
Integrated
Integrated
Wireless Systems
Wireless Systems
18%
18%
Distribution
Distribution
17%
17%
Service
Service
4%
4%
Consumables
Consumables
13%
13%

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Global Operations
Global Operations
Cost-efficient
Cost-efficient
infrastructure
infrastructure
in China
in China
Headquarters in
Headquarters in
Silicon Valley,
Silicon Valley,
USA
USA

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Worldwide Presence`
Worldwide Presence`
Shanghai Shanghai
Tokyo Tokyo
Hong Kong Hong Kong
Singapore Singapore
France France
Spain Spain
U.K. U.K.
Benelux Benelux
Beijing Beijing
San Jose, CA San Jose, CA
Denmark Denmark

Protection through Detection Protection through Detection 10 10 Geographic Mix - Geographic Mix - 2004 2004 Americas Americas 65% 65% Europe Europe 10% 10% Asia Asia 25% 25%

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Channels & Partnerships
Channels & Partnerships
Americas
Americas
Direct sales
Direct sales
Distributors & reps
Distributors & reps
Europe
Europe
HQ in Denmark with pan-
HQ in Denmark with pan-
European direct sales staff
European direct sales staff
Subsidiaries in U.K & France
Subsidiaries in U.K & France
Direct presence in Middle East
Direct presence in Middle East
Asia
Asia
Direct sales through KLH
Direct sales through KLH
in China
in China
HK sales office
HK sales office
Distributors elsewhere
Distributors elsewhere
OEM

Protection through Detection Protection through Detection Products, Products, Technology Technology & & Applications Applications

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Sensor Technology
Sensor Technology
Photo-Ionization Detection (PID)
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Combustible
Chemical Detection Tube
Corona Discharge
Ion Mobility
Electro-chemical
Solid Polymer
Infrared
Radiation
Speciation
A world leader in photo-
A world leader in photo-
ionization technology for
ionization technology for
detection of volatile
detection of volatile
organic compounds
organic compounds
(e.g. gasoline, benzene)
(e.g. gasoline, benzene)
2005 2006

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Intellectual Property
Intellectual Property
18 patents focused on
18 patents focused on
chemical sensor
chemical sensor
technologies
technologies
9 years remaining on
9 years remaining on
fundamental PID patents
fundamental PID patents

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Alarm
Alarm
(detect & warn)
(detect & warn)
Measurement
Measurement
(instrument data)
(instrument data)
Hazard Detection Evolution
Hazard Detection Evolution
Pervasive Sensing
Pervasive Sensing
(unmanned multiple sensors, (unmanned multiple sensors,
wireless mesh network) wireless mesh network)
Value-Add =
Real-Time
Decision
Support
Area Monitoring
(manned multiple monitoring
products, wireless point-to-
point network)

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Technology & Products
Technology & Products
RAEWatch RAEWatch
AreaRAE AreaRAE
MultiRAE MultiRAE
MiniRAE 2000 MiniRAE 2000
ppbRAE ppbRAE
ToxiRAE ToxiRAE
BadgeRAE BadgeRAE
Products Products
Technology
Technology
Alarm
Alarm
(detect & warn)
(detect & warn)
Measurement
Measurement
(instrument data)
(instrument data)
Area Monitoring
Area Monitoring
(manned multiple
(manned multiple
monitoring products,
monitoring products,
point-to-point network)
point-to-point network)
Pervasive Sensing
Pervasive Sensing
(unmanned multiple
(unmanned multiple
sensors, mesh network)
sensors, mesh network)

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Enterprise Enterprise
First Responders, First Responders,
Military Military
Government Government
Environmental Environmental
Agency Agency
Applications
Applications
Alarm
Alarm
(detect & warn)
(detect & warn)
Measurement
Measurement
(instrument data)
(instrument data)
Area Monitoring
Area Monitoring
(manned multiple
(manned multiple
monitoring products,
monitoring products,
point-to-point network)
point-to-point network)
Pervasive Sensing
Pervasive Sensing
(unmanned multiple
(unmanned multiple
sensors, mesh network)
sensors, mesh network)

Protection through Detection Protection through Detection 18 18 Application Scenarios Application Scenarios Incident Command Incident Command

Protection through Detection Protection through Detection 19 19 Application Scenarios Application Scenarios Public Venue Security Public Venue Security

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Emerging
Emerging
Application Scenarios
Application Scenarios
Building Air Quality Monitoring
Building Air Quality Monitoring
Sensor/RF Node
Sensor/RF Node
Network Interrogator
Network Interrogator

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Emerging
Emerging
Application Scenarios
Application Scenarios
Perimeter Monitoring
Perimeter Monitoring
Sensor/RF Node Sensor/RF Node
Network Interrogator Network Interrogator

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Emerging
Emerging
Application Scenarios
Application Scenarios
Cargo Container Monitoring
Cargo Container Monitoring
Sensor/RF Node
Sensor/RF Node
Network Access Point
Network Access Point
Satellite Communicator
Satellite Communicator
Door Lock and RFID
Door Lock and RFID
Interior sensors monitor and
Interior sensors monitor and
communicate through the door lock
communicate through the door lock
sensor to the Network Access Point
sensor to the Network Access Point
and onto the Satellite Communicator
and onto the Satellite Communicator
Door lock sensor protects against
Door lock sensor protects against
intrusion and responds to RFID
intrusion and responds to RFID
signals to transmit container log to
signals to transmit container log to
RAE reader at portal on the dock
RAE reader at portal on the dock

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Emerging
Emerging
Application Scenarios
Application Scenarios
Truck/Trailer Theft Prevention
Truck/Trailer Theft Prevention
Sensor/RF Node
Sensor/RF Node
Satellite Communicator
Satellite Communicator
Network Interrogator
Network Interrogator
Door Lock
Door Lock
Door
Door
Lock
Lock

Protection through Detection Protection through Detection Markets & Markets & Growth Opportunities Growth Opportunities

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Market Opportunity
Market Opportunity
Homeland
Homeland
Security
Security
Spending
Spending
$41.1 Billion
$41.1 Billion
FY2006 budget request FY2006 budget request
7% Y/Y growth 7% Y/Y growth
U.S. Department of U.S. Department of
Homeland Security Homeland Security
Chemical
Chemical
Sensor
Sensor
Market Size
Market Size
$2.8 Billion
$2.8 Billion
8.5% projected growth per 8.5% projected growth per
year through 2008 year through 2008
Freedonia report: Freedonia report:
Chemical Sensors to Chemical Sensors to
2008: Liquid, Gas & 2008: Liquid, Gas &
Biosensors Biosensors
Growth of
Growth of
Investment in
Investment in
Fixed Assets
Fixed Assets
(factories, equipment, (factories, equipment,
property & infrastructure) property & infrastructure)
25.8%
25.8%
in 2004
in 2004
United States
United States
United States
United States
China
China
The Economist The Economist
27 Jan 2005 27 Jan 2005

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Market Drivers
Market Drivers
Developing countries
Developing countries
Growing industrial
Growing industrial
infrastructure
infrastructure
Increasing focus on
Increasing focus on
human health & safety
human health & safety
Industrialized world
Industrialized world
Terrorism & other
Terrorism & other
safety concerns
safety concerns
Environmental &
Environmental &
industrial regulations
industrial regulations

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Competitive Environment
Competitive Environment
History: North American mining industry
History: North American mining industry
COMPETITIVE
COMPETITIVE
STRENGTHS
STRENGTHS
•
•
A technology
A technology
leader in PID &
leader in PID &
emerging wireless
emerging wireless
systems
systems
•
•
Strong brand
Strong brand
•
•
Broad product
Broad product
offering
offering
•
•
Cost-efficient
Cost-efficient
infrastructure in
infrastructure in
China
China

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Information
Information
Value
Value
Real-time
Real-time
Decision
Decision
Support
Support
Emerging Market Potential
Emerging Market Potential
$500 $500
$10,000 $10,000
$0.10 $0.10
Thousands
Thousands
Millions
Millions
Number of Sensors
Number of Sensors
Personal
Personal
Protection
Protection
Area
Area
Protection
Protection
Pervasive
Pervasive
Sensing
Sensing

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Growth Strategy
Growth Strategy
Expand leadership position in emerging
Expand leadership position in emerging
wireless sensor networks
wireless sensor networks
Enhance & defend portable product line
Enhance & defend portable product line
Increase revenue in Europe & Asia
Increase revenue in Europe & Asia
Aggressively pursue rapidly growing safety
Aggressively pursue rapidly growing safety
market in China
market in China
Selectively pursue strategic acquisitions &
Selectively pursue strategic acquisitions &
partnerships
partnerships
Gain scale &/or address adjacent products & markets (accretive)
Gain scale &/or address adjacent products & markets (accretive)
Acquire complementary technologies
Acquire complementary technologies

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Company History
Company History
2004 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 1991 1990 2005
Company founded by
Company founded by
Robert I. Chen (current CEO)
Robert I. Chen (current CEO)
& Peter Hsi (current CTO)
& Peter Hsi (current CTO)
$1.1M angel
$1.1M angel
funding
funding
Public via
Public via
reverse merger
reverse merger
$32 M
$32 M
secondary
secondary
offering
offering
KLH acquisition
KLH acquisition
Moved to AMEX
Moved to AMEX
Sept. 11,
Sept. 11,
2001
2001
Established operations
Established operations
in China
in China

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Revenue Growth
Revenue Growth
$10
$10
$20
$20
$30
$30
$40
$40
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
1999
1999
1998
1998
$31.4M
$31.4M
$21.8M
$21.8M
$19.0M
$19.0M
$18.4M
$18.4M
$10.8M
$10.8M
$9.4M
$9.4M
$45.5M
$45.5M
CAGR
CAGR
30%
30%
$50
$50

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2005 Guidance
2005 Guidance
(*per October 2005 conference call)
(*per October 2005 conference call)
$10
$10
$20
$20
$30
$30
$40
$40
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
1999
1999
1998
1998
$31.4M
$31.4M
$21.8M
$21.8M
$19.0M
$19.0M
$18.4M
$18.4M
$10.8M
$10.8M
$9.4M
$9.4M
$58-60M
$58-60M
(E)
(E)
2005 Sales
2005 Sales
Guidance -$58M to
Guidance -$58M to
$60M*
$60M*
$50
$50
2005E*
2005E*
$45.5M
$45.5M
$60
$60

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Income Statement
Income Statement
2005 Comparison by Quarter
2005 Comparison by Quarter
Q3
Q3
2005
2005
Q3
Q3
2004
2004
9 mos.
9 mos.
2004
2004
Revenue
Revenue
Gross Profit
Gross Profit
R&D
R&D
Sales & Sales &
Mktg Mktg
G&A
G&A
Net
Net
Income (Loss)
Income (Loss)
EPS
EPS
$ 42.0 M
COGS
COGS
$ (0.9) M
$ 25.2 M
$ 12.1 M
$ 16.8 M
TOTAL
TOTAL
$ 3.6 M
$ 9.3 M
$ 27.0 M
$(0.01)/share
$ 12.2 M
$ 1.0 M
$ 7.59 M
$ 2.8 M
$ 4.7 M
$ 1.0 M
$ 2.1 M
$ 5.9 M
$0.02/share
$ 16.2 M
$ 0.4 M
$ 9.7 M
$ 4.3 M
$ 6.5 M
$ 1.2 M
$ 3.3 M
$ 8.8 M
$0.01/share
$ 30.5 M
$ 2.0 M
$ 18.9 M
$ 7.1 M
$ 11.6 M
$ 3.0 M
$ 5.9 M
$ 10.0 M
$0.03/share
$ 2.0 M
Loss on Loss on
Lease Lease
9 mos.
9 mos.
2005
2005

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High-Leverage
High-Leverage
Business Model
Business Model
Gross Margin
Gross Margin
50% -
50% -
60%
60%
Pre-Tax
Pre-Tax
Operating Income
Operating Income
Target
Target
10% -
10% -
20%
20%
Strong
Strong
Balance Sheet
Balance Sheet
Cash &
Cash &
Investments
Investments
$29.4 M
$29.4 M
Debt
Debt
$1.7 M
$1.7 M
* As of Sept. 30, 2005

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Summary
Summary
RAE Systems Investment Proposition
RAE Systems Investment Proposition
Growing worldwide markets
Broad customer base & rapidly emerging applications
Sustainable technical advantages
Proprietary sensor technology
System know-how & domain knowledge
Growing consumables & service revenue
High-margin “annuity” business
Strong brand & worldwide market presence
Globally distributed infrastructure
Localized sales & support / cost- efficient manufacturing in China
Financial strength
Strong balance sheet
High-leverage business model
Access to capital

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Contact Us
Contact Us
Company Information:
Company Information:
InvestorRelations@RAESystems.com
InvestorRelations@RAESystems.com
408-952-8449
408-952-8449
www.RAESystems.com
www.RAESystems.com
IR Agency Contact:
IR Agency Contact:
David Barnard, CFA
David Barnard, CFA
415-433-3777
415-433-3777
David@lhai-sf.com
David@lhai-sf.com

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Index
Index
1.
RAE Systems Inc.
2.
Safe Harbor
3.
Our Business
4.
Markets
5.
Customers
6.
RAE Systems Business Segments
7.
Business Segment Mix - 2004
8.
Global Operations
9.
Worldwide Presence
10.
Geographic Mix - 2004
11.
Channels & Partnerships
12.
Products, Technology & Applications
13.
Sensor Technology
14.
Intellectual Property
15.
Hazard Detection Evolution
16.
Technology & Products
17.
Applications
18.
Application Scenarios - Incident Command
19.
Application Scenarios - Public Venue Security
20.
Emerging Application - Building Air Quality Monitoring
21.
Emerging Application - Perimeter Monitoring
22.
Emerging Application - Cargo Container Monitoring
23.
Emerging Application - Truck/Trailer Theft Prevention
24.
Markets & Growth Opportunities
25.
Market Opportunity
26.
Market Drivers
27.
Competitive Environment
28.
Emerging Market Potential
29.
Growth Strategy
30.
Financial
Overview
31.
Company History
32.
Revenue Growth
33.
2005 Guidance
34.
Income Statement
35.
High-Leverage Business Model
36.
Summary